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                                  Exhibit 99.7

                       INFORMATION ARCHITECTS CORPORATION
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS


                                   I. PURPOSE

         The primary purpose of the Audit Committee of the Board of Directors ("Board") of Information Architects Corporation (the "Company") is to assist the Board in fulfilling its oversight responsibilities by (i) reviewing the financial information which will be provided to the shareholders, potential shareholders, the investment community and others; (ii) reviewing the systems of internal controls which management and the Board have established; (iii) reviewing the audit process; (iv) reviewing and evaluating the Company's outside auditors; and (v) providing an open avenue of communication among the outside auditors, financial and senior management, the internal auditing function, and the Board. The Board recognizes that an informed and vigilant Audit Committee represents an effective influence for ensuring adequate internal controls and accurate and complete financial reporting. The members of the Audit Committee are expected to discharge their duties with the same good faith, diligence, care and skill exercised in performing their duties as Directors of the Company.

                                  II. FUNCTIONS

The Audit Committee shall perform the following functions:

1. INDEPENDENT ACCOUNTANTS. After due consideration of management's recommendations, make its recommendation to the Board concerning the selection, retention, or change of the independent auditor. The independent auditor is accountable to the Board and the Audit Committee.

2. OVERSIGHT OF INDEPENDENT ACCOUNTANTS. Evaluate the independent accountants on an annual basis and where appropriate recommend a replacement for the independent accountants. In such evaluation, the Audit Committee shall ensure that the independent accountants deliver to the Audit Committee a formal written statement delineating all relationships between the accountants and the Company. The Audit Committee also shall engage in a dialogue with the accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and in response to the independent accountant's report take, or recommend that the Board take, appropriate action to satisfy itself of the independent accountant's independence.

3. ACCOUNTING PRINCIPLES AND DISCLOSURE. Review significant developments in accounting rules. The Audit Committee shall review with management recommended changes in the Company's methods of accounting or financial statements. The Audit Committee shall review with the independent accountants any significant proposed changes in accounting principles and financial statements. The Audit Committee also shall review internal audit plans in significant compliance areas.

4. FINANCIAL DISCLOSURE DOCUMENTS. Review with management and the independent accountants the Company's financial disclosure. The purposes of the review shall be to evaluate the financial reporting process to reasonably assure that the financial statements fairly present the financial position and results of operations of the Company in accordance with generally accepted accounting principles, consistently applied. The Audit Committee shall inquire as to the following: (a) significant variations in financial information between reporting periods; (b) changes in accounting standards or rules promulgated by the Financial Accounting Standards Board or the U.S. Securities and Exchange Commission that have an impact on the financial statements; (c) estimates made by management having a material impact on the financial statements; and (d) changes in accounting principles adopted by the Company which have a significant impact on the financial statements.

5. AUDIT REVIEW. Review the results of the annual audit. The review shall include any significant problems and material disputes between management and the independent accountants matters related to the conduct of the audit which are to be communicated to the Audit Committee under generally accepted auditing standards including, discussions relating to the independent accountants' judgments about such matters as the quality, not just the acceptability, of the Company's accounting practices. The review shall include any significant problems and regulatory concerns.

6. INTERNAL CONTROL SYSTEMS. Review with the independent accountants their report on the audit and review with management the independent accountants suggested changes or improvements in the Company's accounting practices or controls. Consult with the independent accountants regarding the adequacy of internal accounting controls. Where appropriate, consultation with the independent accountants regarding internal controls shall be conducted out of management's presence. The Audit Committee shall monitor remedial action being taken by management.

7. ETHICAL ENVIRONMENT. Consult with management on the establishment and maintenance of an environment that promotes ethical behavior, including the establishment and communication to guard against dishonest, unethical, or illegal activities.

8. OVERSIGHT OF EXECUTIVE OFFICERS AND DIRECTORS AND CONFLICTS OF INTEREST. Review significant conflicts of interest involving directors or executive officers. The Audit Committee shall review compliance with Company policies and procedures with respect to officers' expense accounts and prerequisites, including their use of corporate assets, and consider the results of any review of these areas by the independent accountant.

9. ADEQUACY OF PERSONNEL. Review periodically the adequacy of the Company's accounting, financial, and auditing personnel resources.

10. CHARTER AMENDMENTS. Review this Charter annually, assess its adequacy and propose appropriate amendments to the Board.



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The Audit Committee's function is one of oversight and review, and it is not expected to audit the Company, to define the scope of the audit, to control the Company's accounting practices, or to define the standards to be used in preparation of the Company's financial statements.

                         III. COMPOSITION & INDEPENDENCE

         The Audit Committee shall have at least two members, who shall serve at the pleasure of the Board and shall add a third member no later than June 14, 2001. The Board shall appoint all members and the Chairman of the Audit Committee. All members shall be "independent directors" as determined in accordance with the Company's By-laws and the requirements for audit committee membership of any exchange on which the Company's securities are listed or of any applicable law

         Members of the Audit Committee shall be financially literate or become financially literate within a reasonable period of time after appointment to the Audit Committee. By June 14, 2001 at least one member of the Audit Committee shall have accounting, related financial management expertise, or any other comparable experience or background that results in the individual's financial sophistication all in accordance with the requirements of any exchange on which the Company's securities are listed or of any applicable law. The Board shall determine whether a member of the Audit Committee is financially literate or has accounting or related financial management expertise.

         In the event that an Audit Committee member faces a potential or actual conflict of interest with respect to a matter before the Audit Committee, that Audit Committee member shall be responsible for alerting the Audit Committee Chairman, and in the case where the Audit Committee Chairman faces a potential or actual conflict of interest, the Audit Committee Chairman shall advise the Chairman of the Board. In the event that the Audit Committee Chairman, or the Chairman of the Board, concurs that a potential or actual conflict of interest exists, an independent substitute Director shall be appointed as an Audit Committee member until the matter, posing the potential or actual conflict of interest, is resolved.

         The Audit Committee shall have the power to adopt its own operating rules and procedures and to call upon assistance from officers and employees of the Company. The Audit Committee shall report its activities to the full Board following each meeting of the Audit Committee to keep the Board informed of Audit Committee activities and findings on a current basis.

                             IV. QUORUM AND MEETINGS

         A quorum of the Audit Committee shall be declared when a majority of the appointed members of the Audit Committee are in attendance. The Audit Committee shall meet at least annually with management and the independent auditor regarding their systems of internal control, results of audits, and accuracy of financial reporting. The Audit Committee will also meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditors' examination and management report. Otherwise, the Audit Committee shall meet on an as needed basis. Meetings shall be scheduled at the discretion of the Chairman. The Audit Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.


                                   V. REPORTS

         The Audit Committee will report to the Board from time to time with respect to its activities and its recommendations. When presenting any recommendation or advice to the Board, the Audit Committee will provide such background and supporting information as may be necessary for the Board to make an informed decision. The Audit Committee will keep minutes of its meetings and will make such minutes available to the full Board for its review.

                               VI. OTHER AUTHORITY

The Audit Committee is authorized to confer with Company management and other employees to the extent it may deem necessary or appropriate to fulfill its duties. The Audit Committee is authorized to conduct or authorize investigations into any matters within the Audit Committee's scope of responsibilities. The Audit Committee also is authorized to seek outside legal or other advice to the extent it deems necessary or appropriate, provided it shall keep the Board advised as to the nature and extent of such outside advice. The Audit Committee will perform such other functions as are authorized for this Audit Committee by the Board.


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